Exhibit 10.2

Form of Performance-Based Option Agreement

AcelRx Pharmaceuticals, Inc.
Stock Option Grant Notice
2011 Equity Incentive Plan

AcelRx Pharmaceuticals, Inc. (the “Company”), pursuant to its 2011 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:	«Optionee»
Date of Grant:	April 9, 2018
Number of Shares Subject to Option:	«NoShares»
Exercise Price (Per Share):	«ExercisePrice»
Total Exercise Price:	«TotalPrice»
Expiration Date:	April 8, 2028
Milestone Deadline:	February 15, 2019

Type of Grant:           ☐ Incentive Stock Option1                    ☐   Nonstatutory Stock Option

Milestone and Vesting Terms: Shares subject to the option shall become vested and exercisable as described below:

1. One-half of the shares subject to the option (the “First Tranche Option Shares”) will vest and become exercisable if the Company has obtained approval from the U.S. Food and Drug Administration (“FDA”) of its New Drug Application for the commercial sale of DSUVIA (the “FDA Milestone”) on or before the Milestone Deadline set forth above; and

2. One-half of the shares subject to the option (the “Second Tranche Option Shares”) will vest and become exercisable on the one-year anniversary of the date of achievement of the FDA Milestone.

If the Company does not achieve the FDA Milestone by the Milestone Deadline, then the entire option will be forfeited.

Vesting and exercisability is contingent upon the Optionholder remaining in the Continuous Service of the Company through the date of vesting and exercisability.

[Include for awards granted to recipients who are participants in the AcelRx Amended and Restated Severance Plan or have accelerated vesting in an employment-related agreement: Prior to achievement of the FDA Milestone, no portion of this option will be eligible for any accelerated vesting benefits pursuant to the Company’s Amended and Restated Severance Benefit Plan (the “Severance Plan”) or any separate agreement between the Company and the Optionholder entered into prior to the Date of Grant. If the FDA Milestone has been achieved by the Milestone Deadline, then the remaining Second Tranche Option Shares will be treated the same as any other equity awards subject to time-based vesting under the Severance Plan and any other agreement between the Company and the Optionholder that may provide for accelerated vesting benefits.]

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1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.

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Payment:	By one or a combination of the following items (described in the Option Agreement):

☒	By cash or check
☒	By bank draft or money order payable to the Company
☒	Pursuant to a Regulation T Program if the Shares are publicly traded
☒	By delivery of already-owned shares if the Shares are publicly traded
☒	If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) equity awards previously granted and delivered to Optionholder by the Company, and (ii) the following agreements only:

Other Agreements:

AcelRx Pharmaceuticals, Inc.		Optionholder:

By:
	Signature		Signature
Title:		Date:

Date:

Attachments: Option Agreement, 2011 Equity Incentive Plan and Notice of Exercise

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